Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [***].

AMENDMENT NO. 3 TO AMENDED & RESTATED
CAPROLACTAM & POLYMER SUPPLY AGREEMENT
This AMENDMENT NO. 3 TO AMENDED AND RESTATED CAPROLACTAM AND POLYMER SUPPLY AGREEMENT (“Am. No. 3”) is dated as of May 1, 2024 (“Am. No. 3 Effective Date”) and is made by and between AdvanSix Resins & Chemicals LLC (“Seller”) and Shaw Industries Group, Inc. (“Buyer”). Seller and Buyer are collectively referred to as the “Parties”.
    WHEREAS, the Parties entered into that certain Amended and Restated Caprolactam and Polymer Supply Agreement effective January 1, 2019 (the “Agreement”);
WHEREAS, the Parties amended the Agreement effective October 1, 2021 to revise the [***] definition in accordance with Section 9.4 therein (“Am. No. 1”);
WHEREAS, the Parties amended the Agreement effective January 1, 2023 to agree upon certain terms concerning [***] in accordance with Section 9.4 therein (“Am. No. 2”);
WHEREAS, Buyer and Seller wish to amend the Agreement in accordance with Section 9.4 therein and agree upon certain additional terms with respect to [***] as described below, as set forth in this Am. No. 3.
    NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:
1.    [***]. Effective January 1, 2024 through the end of the Initial Term, the definition for “[***]” as set forth in Schedule 2.1(I) Caprolactam Index Amount of the Agreement shall be deleted and replaced with the following in its entirety:
[***]
2.    Miscellaneous.
a.    Defined Terms. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Agreement.
b.    Effect on the Agreement. The Agreement shall continue in full force and effect as amended by this Am. No. 3 and this Am. No. 3, together with the Agreement and Am. Nos. 1 and 2, constitutes the entire agreement of the Parties with respect to the matters set forth herein and there are no other agreements, commitments or understandings among the Parties with respect to the matters set forth herein. In the event of any conflict or inconsistency between the provisions of this Am. No. 3 and the provisions of the Agreement and Am. Nos. 1 and 2, the provisions of this Am. No. 3 shall govern and control. Each and every other term, condition, covenant, representation, warranty and provision set forth in the Agreement shall remain in full force and effect in accordance with the terms of the Agreement. From and after the date hereof, all references in the Agreement to the “Agreement” shall be deemed to mean the Agreement as amended by Am. Nos. 1, 2 and 3.

c.    Counterparts. This Am. No. 3 may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. A signed copy of this Am. No. 3 delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Am. No. 3.
NOW THEREFORE, Buyer and Seller have signed this Am. No. 3 as of the Am. No. 3 Effective Date.

Seller:	AdvanSix Resins & Chemicals LLC	Buyer:	Shaw Industries Group, Inc.
By:	/s/ Erin Kane	By:	/s/ Jane Stahl
Name:	Erin Kane	Name:	Jane Stahl
Title:	President & CEO	Title:	General Counsel

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